                                                                  EXHIBIT 10.9

                             AMENDMENT NO. 2 TO

           POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                  AMENDMENT, dated as of December 5, 1995 (the "Amendment") to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as amended by Amendment No. 1 thereto dated as of September 1, 1995 (the "Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

                  WHEREAS, the Transferor, AFG, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Paragraph (b) of Section 6.3 of the Agreement is amended by deleting the references therein to Section 6.14 and Section 7.2.

                  2. Paragraph (a) of Section 6.14 of the Agreement is amended by deleting the words "other Holder" at the end of the first sentence thereof and replacing them with the words "holder of a constituent interest".

                  3. Paragraph (c) of Section 6.14 of the Agreement is deleted in its entirety and replaced with the following Paragraph (c):

                  (c)  As  a  condition   precedent   to  the  creation  of  the
constituent interests pursuant to this Section 6.14, (A) the Trustee and the Transferor shall have received an opinion of outside tax counsel to the effect that (i) the constituent interests will be characterized as indebtedness or an interest in a partnership (not taxable as a corporation) for federal income tax purposes, (ii) the creation of the constituent interests will not cause outstanding Notes to be characterized as other than indebtedness for federal income tax purposes and (iii) the creation of the constituent interests will not be treated as a taxable sale, exchange or other disposition of the Trust Assets for federal income tax purposes, (B) in the reasonable belief of the Transferor, as evidenced by an Officer's Certificate, such creation of constituent interests would not cause a Pay Out Event to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event, and (C) the Rating Agency Condition shall have been satisfied.
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                  4.  Paragraph  (a)(iii)  of Section  7.2 of the  Agreement  is
amended by adding the words "(other than the proviso at the end thereof)" immediately after the reference to Section 6.3(b) therein.

                  5. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                  6. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  7. The captions in this Amendment are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constructions or effect.

                  8. Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

                  9. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
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                  IN WITNESS WHEREOF,  the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AFG CREDIT CORPORATION,
  as Transferor


By:___________________________
   Title:


AMERICAN FINANCE GROUP, INC.
  as Servicer


By:___________________________
   Title:


BANKERS TRUST COMPANY,
  as Trustee


By:___________________________
   Title:


BANKERS TRUST COMPANY,
 as Collateral Trustee


By:___________________________
   Title: